                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    Form 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: November 26, 2001







                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)




         New York                        333-64131               13-3436103
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)




           343 Thornall Street, Edison, NJ                08837
     ----------------------------------------           ----------
     (Address of principal executive offices)           (Zip Code)



  Registrant's telephone number, including area code:    (732) 205-0600

Item 5.  Other Events:


         On or about November 26, 2001, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series
2001-2 and Series 2001-3 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-C1, Series 2001-C2, Series 2001-AD1 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

              20.1 Monthly Reports with respect to the November 26, 2001 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 7, 2001

                             JPMORGAN CHASE BANK
                             (f/k/a "The Chase Manhattan Bank"),
                             As Paying Agent, on behalf of Chase Funding, Inc.


                              By: /s/ Andrew M. Cooper
                                  -----------------------
                                  Name:  Andrew M. Cooper
                                  Title: Trust Officer

                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                          Description
-----------                          -----------
20.1                                 Monthly Reports with respect to the
                                     distribution to certificateholders on
                                     November 26, 2001.